                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                Investment Company Act file number 811-02631
                                                  -----------

                          Chestnut Street Exchange Fund
                 ----------------------------------------------
               (Exact name of registrant as specified in charter)

                              400 Bellevue Parkway
                              Wilmington, DE 19809
                     --------------------------------------
               (Address of principal executive offices) (Zip code)

                                 Edward J. Roach
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                     --------------------------------------
                     (Name and address of agent for service)

       registrant's telephone number, including area code: 302-792-2555
                                                           ------------

                     Date of fiscal year end: December 31
                                              -----------

                 Date of reporting period: December 31, 2004
                                           -----------------



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

Robert R. Fortune
     Chairman

                                                                February 2, 2005
Fellow Partner:

     Enclosed is the Annual Report of Chestnut Street Exchange Fund for the year ended December 31, 2004.

     Our Fund earned $5.65 per share of net investment income for a share outstanding throughout 2004, compared to $4.61 per share earned in 2003. The large increase in net investment income was attributable to a 15% increase in 2004 dividend income, amounting to over $800,000, of which $332,400 was a special dividend from Microsoft Corp. The Microsoft dividend was equivalent to approximately $0.36 per Fund share.

     After providing for the January 2005 distribution, the net asset value per partnership share at December 31, 2004 was $333.18. The net asset value at September 30, 2004, the date of our last report, was $309.01.

     During the fourth quarter of 2004, Motorola, Inc. distributed 31,847 shares of Freescale Semiconductor, Inc. Class B Stock.

     Additional information required by the Securities and Exchange Commission regulations is enclosed.

     Data on the equity markets, on certain holdings and on the performance of our Fund since inception, including comparisons to leading stock market indices appear in the accompanying Investment Adviser's Report.

     Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

                                           Yours sincerely,

                                           /s/ Robert R. Fortune

                                           Robert R. Fortune

                          INVESTMENT ADVISER'S REPORT

MARKET REVIEW

     US equity markets extended their strong November performance throughout December to finish the fourth quarter up strongly. Falling oil prices and generally benign economic releases combined with positive investor sentiment to fuel the rally. Oil prices continued their heavy influence on the equity markets in the fourth quarter. Investors have rightly worried that higher energy prices would act as a tax on consumers and industrial companies and could drag down the economy. During October oil peaked at roughly $54.25/barrel but retreated to the low $40's by year-end on an increase in inventories. Stocks rallied as a result in November and December. For the quarter, the S&P 500 Index returned 9.23% while the Dow Jones Industrial Average rose 7.81%. Smaller stocks, as represented by the Russell 2000 Index, and the technology-laden NASDAQ Index gained 14.09% and 14.69%, respectively, indicating that investors have not yet abandoned their penchant for more speculative assets.

     For the fourth quarter, every sector of the S&P 500 had solid positive returns. However, seven of ten S&P 500 sectors posted returns below the index average. Economically sensitive stocks in the technology, consumer discretionary and utility sectors were the best performers and were significantly better than those in second place. Earnings prospects for the technology sector (+13.4%) did not significantly improve but we believe investors returned to the sector for its higher market sensitivity despite high valuations and weak fundamentals. Evidence that the U.S. economic soft patch was over drove performance for consumer discretionary stocks, which posted a 13.2% return for the period. Energy stocks lagged during the quarter, with a return of 4.2%, as oil and gas prices retreated during November and December. High energy prices continued to translate into a boon for energy producers but investors began to take profits in oil related issues based on the passing of peak prices. Health care stocks continued to drag down the index as large capitalization pharmaceutical stocks declined on continued bad news regarding the safety of popular name brand prescription pain relief drugs. Merck continued its decline that started with the September 30th announcement that Vioxx would be pulled from the market. Pfizer was hit hard after a researcher recommended that its Celebrex pain reliever be avoided for similar safety reasons. The health care sector managed a gain of only 4.8% for the quarter, well behind the overall market.

     During the quarter, small cap stocks led the markets with the Russell 2000 Index gaining 14.09%. By comparison, the Russell 1000 Index of large cap stocks gained 9.79% and the Russell Mid Cap Index gained 13.66%. Value stocks outperformed in the large cap sector but growth led the way in mid and small cap arena. In all cases returns were similar. The Russell 1000 Value Index gained 10.38% while the Russell 1000 Growth Index rose 9.17%. In the mid cap space, The Russell Mid-cap Value Index gained 13.46% for the quarter while the Russell Mid-cap Growth Index gained 13.93%. Lastly, in the small cap universe, the Russell 2000 Value Index rose 13.20% in the quarter while the Russell 2000 Growth Index gained 15.07%.

THE ECONOMY

     Recent economic releases indicate that the economy is growing at a year over year rate of 4% with a generally healthy labor market and contained inflation. As we look forward, high energy prices remain a headwind for consumers but increasing business spending should support the economic expansion. In addition, the declining dollar should be marginally stimulative for U.S. businesses. On the inflation front, overall inflation figures have increased but core figures remain benign with the Consumer Price

Index core inflation rate rising 2.2% year over year. Producer Price Inflation is above where it was a year ago but it too remains controlled at the core level, with the overall rate at 5.0% year over year and the core rate at 1.9% year over year. We believe that the Fed's recent comments indicate they will continue to tighten so we look for rising rates in the coming months.

OUTLOOK

     In response to the improvement in the economic tone in the U.S., clarity on the political front and moderating oil prices, stocks advanced strongly during the 4th quarter. The consensus view on Wall Street is that 2005 will be another relatively good year for U.S. equities. But in our view, a lot of good news is reflected in current stock prices. We continue to believe there will be a significant profit growth slowdown throughout 2005 as the impact of moderating global demand, higher input prices and comparisons with very strong results last year combine to curtail the pace of earnings growth. The consensus calls for earnings growth of approximately 10% for 2005; we think it could be somewhat lower. As for valuations, we continue to believe that they are generally fair in the U.S. but there is little hope for market P/E multiple expansion from the current level. As a result, we anticipate that the equity market will trade in a range for the next several months, and perhaps beyond. Notwithstanding the recent surge in small company stocks, we believe that large caps should outperform as valuations between large and small cap stocks have converged.

PORTFOLIO REVIEW

     For the quarter ended December 31st, the portfolio returned 8.57%. Despite the strong absolute return, the portfolio underperformed the benchmark S&P 500 Index, which climbed 9.23% in the period. The underperformance for the period leaves the portfolio significantly behind the S&P 500 for the year with a return of 3.56%, compared to a return of 10.87% for the index.

     As we have discussed on several occasions over the past two years, the significant outperformance in the market place of smaller capitalization, higher volatility stocks has had a negative impact on the relative performance of the portfolio. The outperformance trend for smaller stocks has been so pronounced over this period that, even within large cap indices, the smaller stocks have significantly outperformed the larger stocks. This trend has contributed significantly to the underperformance of the Portfolio as the S&P 500 Index has considerably more exposure to smaller stocks. Unfortunately, this trend re-emerged during the 4th quarter, hurting relative performance once again. We continue to believe, however, that large cap companies with more stable earnings will outperform in the investment environment we anticipate in 2005.

     Performance for the two largest stocks in the portfolio, Johnson & Johnson and Intel, contributed strongly to performance during the 4th quarter. Intel rose 16.6%, partially reversing its abysmal year to date performance. The rebound was not the result of any company specific news but was most likely due to the general return of investors to more market sensitive stocks and the fact that the stock was down so significantly year to date. J&J rose 12.6% on the back of a strong third quarter earnings release that saw net income rise 13% over the same period a year ago. This, combined with the well-publicized woes at Merck kept investors relatively enthusiastic about the company's prospects.

     On the negative side, Marsh & McLennan cost the Portfolio significantly as the stock fell 28.1% in the quarter. The stock initially lost 25% of its market capitalization on the day following anannouncement from New York Attorney General Eliot Spitzer's office that the company was under investigation for various fraudulent practices. Since that time, the stock has stabilized as it appears that the company will end up under new management, is cooperating with the investigation and that the likely settlement will allow it to survive. That being said, the business model has changed and the company is unlikely to be as profitable going forward. The stock now trades at a substantial discount to its normal valuation and we are inclined to hold the position at this time.

     For the year, the majority of the Portfolio's underperformance was attributable to the Intel position as the stock declined in excess of 26% during the year. Intel was one of the top performers in 2003 but lost approximately 28% in 2004. While Intel is clearly the semiconductor industry leader, competitive pressure has increased and the company's markets are becoming more cyclical. We continue to believe that the stock is being re-rated and will likely trade at a lower valuation than in the past.

     Merck fell approximately 28% in 2004 due to well-publicized issues with its hugely successful drug Vioxx. On the last day of the second quarter, Merck announced that it was pulling Vioxx from the market for safety reasons. At this stage, we believe that the dividend is reasonably secure and the stock trades at approximately nine times earnings. With this effects of this news still priced into the stock, it does not appear to be the right time to sell. We will, however, continue to monitor the position and may look for opportunities to exit. Continued competitive pressure from a lackluster pipeline, management that does not seem to be aggressively addressing problems and likely law suits over Vioxx may pressure returns for several years.

     Portfolio activity in the fourth quarter was limited to using shares of Intel and Cabot Microelectronics to meet redemption requests in-kind. Intel remains the second largest holding in the portfolio at roughly 11% of the net asset value. Despite the pullback from last year's high, the stock is up more than 50% from 2003 lows. With highly cyclical earnings and increasing volatility we believe that the stock should be reduced in the portfolio. Cabot Micro trades at a premium to other specialty chemical stocks as a result of its tie to the semiconductor industry. We believe that the consensus long-term growth estimate of 25% is too high and therefore the stock is susceptible to underperforming as a result.

                    INVESTMENT ADVISER'S REPORT (CONCLUDED)

                             PERFORMANCE COMPARISON

     COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN CHESTNUT STREET EXCHANGE FUND(1) VS. S&P 500 INDEX AND DOW JONES INDUSTRIAL AVERAGE INDEX(2)

                              (PERFORMANCE GRAPH)

     The performance data represent past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

     In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

                     FOR THE PERIOD ENDED DECEMBER 31, 2004

                                                              AVERAGE ANNUAL TOTAL RETURN
                                                   -------------------------------------------------
                                                                                           SINCE
                                         3 MONTH   1 YEAR   3 YEAR   5 YEAR   10 YEAR   INCEPTION(3)
                                         -------   ------   ------   ------   -------   ------------
Chestnut Street Exchange Fund..........   8.58%     3.56%    0.85%   -0.72%    10.30%       12.69%
S&P 500 Index..........................   9.23%    10.87%    3.59%   -2.30%    12.07%       12.65%
Dow Jones Industrial Average Index.....   7.59%     5.31%    4.71%    0.66%    13.08%       12.80%

---------------

(1) The chart assumes a hypothetical $10,000 initial investment in the Fund made on January 1, 1995 and reflects Fund expenses. Investors should note that the Fund is an aggressively managed mutual fund while the indices are unmanaged, do not incur expenses and are not available for investment.

(2) Results of index performance are presented for general comparative purposes.

(3) Cumulative since inception total returns were 2,772.63%, 2,705.30% and 2,813.65% for the Chestnut Street Exchange Fund, the S&P 500 Index and the Dow Jones Industrial Average Index, respectively for the period December 29, 1976 (inception) to December 31, 2004.

January 30, 2005                           BLACKROCK INVESTMENT MANAGEMENT CORP.

                                 FUND EXPENSES

     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

     These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six months ended December 31, 2004.

ACTUAL EXPENSES

     The first line of the accompanying table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

     The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

     Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

                         CHESTNUT STREET EXCHANGE FUND

                                                                               EXPENSES PAID
                                           BEGINNING          ENDING             DURING SIX
                                         ACCOUNT VALUE     ACCOUNT VALUE       MONTHS ENDING
                                         JULY 1, 2004    DECEMBER 31, 2004   DECEMBER 31, 2004*
                                         -------------   -----------------   ------------------
Actual.................................    $1,000.00         $1,025.50             $2.14
Hypothetical (5% return before
  expenses)............................    $1,000.00         $1,023.03+            $2.14

---------------

* Expenses are calculated using the Fund's annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six months ended 12/31/04. Expenses are calculated by multiplying the annualized expense ratio by the average account value for such period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The expense ratio for the most recent fiscal half year may differ from the expense ratio based on one-year data in the Financial Highlights. The annualized expense ratio for the period was 0.42%.

+ Hypothetical expenses are based on the Fund's actual annualized expense ratios and an assumed rate of return of 5% per year before expenses.

                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                            STATEMENT OF NET ASSETS

                               DECEMBER 31, 2004

  SHARES                                                  VALUE
----------                                             ------------
COMMON STOCKS--98.6%
             BASICS--3.8%
   106,123   Air Products & Chemicals, Inc. ....       $  6,151,950
    90,747   Cabot Corp. .......................          3,510,094
    44,695*  Cabot Microelectronics Corp. ......          1,790,035
                                                       ------------
                                                         11,452,079
                                                       ------------
             CAPITAL EQUIPMENT--7.6%
    95,519   Emerson Electric Co. ..............          6,695,882
   384,000   General Electric Co. ..............         14,016,000
    41,300   Pitney Bowes, Inc. ................          1,911,364
                                                       ------------
                                                         22,623,246
                                                       ------------
             CONSUMER CYCLICALS--6.6%
   105,300*  Comcast Corp. Class A..............          3,504,384
   136,206   Disney (Walt) Co...................          3,786,527
   152,000   3M Co. ............................         12,474,640
                                                       ------------
                                                         19,765,551
                                                       ------------
             ENERGY--4.9%
    44,280   BP plc ADR.........................          2,585,952
   155,296   Exxon Mobil Corp. .................          7,960,473
    60,432   Schlumberger, Ltd. ................          4,045,922
                                                       ------------
                                                         14,592,347
                                                       ------------
             FINANCIAL--24.1%
   117,433   American Express Co. ..............          6,619,698
    30,000   American International Group,
               Inc. ............................          1,970,100
   416,572   Bank of America Corp. .............         19,574,718
    70,000   Fannie Mae.........................          4,984,700
   116,352   Marsh & McLennan Companies,
               Inc. ............................          3,827,981
    50,647   Moody's Corporation................          4,398,692
   148,000   J.P. Morgan Chase & Co. ...........          5,773,480
    97,200   Wachovia Corp. ....................          5,112,720
   314,532   Wells Fargo & Co. .................         19,548,164
                                                       ------------
                                                         71,810,253
                                                       ------------
             HEALTHCARE--26.1%
   243,928   Abbott Laboratories, Inc. .........         11,379,241
    68,547   Baxter International, Inc. ........          2,367,613
    24,392*  Hospira, Inc. .....................            817,132
    79,516   IMS Health, Inc. ..................          1,845,566
   747,935   Johnson & Johnson, Inc. ...........         47,434,038
    48,448*  Medco Health Solutions, Inc. ......          2,015,437
   368,553   Merck & Company, Inc. .............         11,845,293
                                                       ------------
                                                         77,704,320
                                                       ------------

  SHARES                                                  VALUE
----------                                             ------------
             RETAIL--0.8%
    57,133   Albertson's, Inc. .................       $  1,364,336
    47,000*  Safeway, Inc. .....................            927,780
                                                       ------------
                                                          2,292,116
                                                       ------------
             STAPLES--3.7%
   234,213   Coca Cola (The) Co. ...............          9,750,287
    48,000   Sara Lee Corp. ....................          1,158,720
                                                       ------------
                                                         10,909,007
                                                       ------------
             TECHNOLOGY--16.1%
    31,847*  Freescale Semiconductor, Inc.,
               Class B..........................            584,711
    61,097   Hewlett-Packard Co. ...............          1,281,204
    41,884   International Business Machines
               Corp. ...........................          4,128,925
 1,418,484   Intel Corp. .......................         33,178,341
   110,800   Microsoft Corp. ...................          2,959,468
   288,439   Motorola, Inc. ....................          4,961,151
    78,000*  Oracle Corp. ......................          1,070,160
                                                       ------------
                                                         48,163,960
                                                       ------------
             TRANSPORTATION--2.8%
   119,796   Burlington Northern Santa Fe
               Corp. ...........................          5,667,549
    40,000   Union Pacific Corp. ...............          2,690,000
                                                       ------------
                                                          8,357,549
                                                       ------------
             UTILITIES--2.1%
   151,713   Verizon Communications, Inc. ......          6,145,894
                                                       ------------
                 Total Common Stocks
                   (Cost: $37,677,022)..........        293,816,322
                                                       ------------

                See Accompanying Notes to Financial Statements.

                      STATEMENT OF NET ASSETS (CONCLUDED)

   PAR                                                    VALUE
----------                                             ------------
SHORT-TERM OBLIGATIONS--2.0%
$6,100,000   Federal Home Loan Mortgage Corp.
               01/03/05, 1.00%
               (Cost: $6,099,661)...............       $  6,099,661
                                                       ------------

TOTAL INVESTMENT IN SECURITIES
  (Cost: $43,776,683)............ 100.6%       299,915,983
Assets in excess of other
  liabilities....................   0.1%           399,569
Distributions payable............  (0.7%)       (2,067,250)
Payable to:
  Investment Advisors (Note B)...  (0.0%)          (83,808)
  Managing Directors (Note B)....  (0.0%)             (556)
  Custodian (Note B).............  (0.0%)           (2,102)
  Transfer Agent (Note B)........  (0.0%)           (2,363)
                                  -----       ------------
NET ASSETS (Applicable to 894,898
  partnership shares
  outstanding)................... 100.0%      $298,159,473
                                  =====       ============
NET ASSET VALUE PER SHARE........             $     333.18
                                              ============
NET ASSETS APPLICABLE TO SHARES
  OWNED BY:
Limited partners
  (890,068 shares)...............             $296,550,228
Managing general partners (4,830
  shares)........................                1,609,245
                                              ------------
Total net assets (894,898
  shares)........................             $298,159,473
                                              ============

---------------
* Non-Income Producing

ADR-American Depositary Receipt

                        PORTFOLIO HOLDINGS SUMMARY TABLE

                               % OF NET
   SECURITY TYPE/INDUSTRY       ASSETS       VALUE
-----------------------------  --------   ------------
COMMON STOCKS:
  Basics.....................     3.8%    $ 11,452,079
  Capital Equipment..........     7.6%      22,623,246
  Consumer Cyclicals.........     6.6%      19,765,551
  Energy.....................     4.9%      14,592,347
  Financial..................    24.1%      71,810,253
  Healthcare.................    26.1%      77,704,320
  Retail.....................     0.8%       2,292,116
  Staples....................     3.7%      10,909,007
  Technology.................    16.1%      48,163,960
  Transportation.............     2.8%       8,357,549
  Utilities..................     2.1%       6,145,894
SHORT-TERM INVESTMENTS.......     2.0%       6,099,661

LIABILITIES IN EXCESS OF
  OTHER ASSETS...............    -0.6%      (1,756,510)
                                -----     ------------
  Net Assets--100.0%.........   100.0%    $298,159,473
                                =====     ============

                See Accompanying Notes to Financial Statements.

                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2004

INVESTMENT INCOME
  Dividends (Net of foreign taxes withheld
    of $1,993)............................   $ 6,260,716
  Interest................................        67,035
                                             -----------
        Total investment income...........     6,327,751
                                             -----------
Expenses
  Investment advisory fee.................       974,813
  Managing general partners' compensation
    and officer's salary..................        85,200
  Legal...................................        79,000
  Custodian...............................        25,397
  Printing................................        20,000
  Audit...................................        17,000
  Transfer agent..........................        15,300
  Miscellaneous...........................         8,680
  Insurance...............................         4,684
                                             -----------
      Total expenses......................     1,230,074
                                             -----------
        Net investment income.............     5,097,677
                                             -----------
REALIZED AND UNREALIZED GAIN(LOSS) ON
  INVESTMENTS:
  Realized loss on sale of investment
    securities (for federal tax purposes
    net loss is $221,201).................      (221,201)
  Realized gain from security
    transactions: distributed upon
    redemption of partnership shares......     6,669,877
  Unrealized appreciation of investments:
    Beginning of year.......  $257,484,371
    End of year.............   256,139,300
                              ------------
        Net change in unrealized
          appreciation....................    (1,345,071)
                                             -----------
        Net realized and unrealized gain
          on investments..................     5,103,605
                                             -----------
    Net increase in net assets resulting
      from operations.....................   $10,201,282
                                             ===========

                      STATEMENTS OF CHANGES IN NET ASSETS
                            YEARS ENDED DECEMBER 31,

                                 2004           2003
                             ------------   ------------
INCREASE/(DECREASE) IN NET ASSETS
  OPERATIONS:
    Net investment income..  $  5,097,677   $  4,341,303
    Net realized loss from
      security transactions
      (for federal income
      tax purposes net loss
      is $221,201 and
      $3,705,400)..........      (221,201)    (3,705,400)
    Excess of market value
      over book value of
      securities
      distributed upon
      redemption of
      partnership shares...     6,669,877     25,691,943
    Increase/(decrease) in
      unrealized
      appreciation of
      investments..........    (1,345,071)    38,197,777
                             ------------   ------------
    Increase in net assets
      resulting from
      operations...........    10,201,282     64,525,623
                             ------------   ------------
  DISTRIBUTIONS TO PARTNERS
    FROM:
    Net investment
      income...............    (5,103,069)    (4,330,721)
                             ------------   ------------
  CAPITAL SHARE TRANSACTIONS:
    Net asset value of
      1,337 and 1,390
      shares issued in lieu
      of cash
      distributions........       429,848        391,979
    Cost of 21,496 and
      100,338 shares
      repurchased..........    (6,952,068)   (28,990,104)
                             ------------   ------------
    Decrease in net assets
      from capital share
      transactions.........    (6,522,220)   (28,598,125)
                             ------------   ------------
    Total
      increase/(decrease)
      in net assets........    (1,424,007)    31,596,777
  NET ASSETS:
    Beginning of year......   299,583,480    267,986,703
                             ------------   ------------
    End of year*...........  $298,159,473   $299,583,480
                             ============   ============

---------------

* Includes undistributed net investment income of $6,208 and $11,600, respectively.

                See Accompanying Notes to Financial Statements.

                         CHESTNUT STREET EXCHANGE FUND

                       (A CALIFORNIA LIMITED PARTNERSHIP)

                              FINANCIAL HIGHLIGHTS

           (FOR A SHARE OF THE FUND OUTSTANDING THROUGHOUT EACH YEAR)

                                                         YEARS ENDED DECEMBER 31,
                                           ----------------------------------------------------
                                             2004       2003       2002       2001       2000
                                           --------   --------   --------   --------   --------
Net Asset Value, Beginning of Year.......  $ 327.39   $ 264.29   $ 340.39   $ 362.68   $ 369.83
                                           --------   --------   --------   --------   --------
Income From Investment Operations:
  Net investment income..................      5.65       4.61       3.99       3.79       3.76
  Net gain (loss) on securities (both
    realized and unrealized).............      5.80      63.09     (76.09)    (22.30)     (7.15)
                                           --------   --------   --------   --------   --------
       Total from investment
         operations......................     11.45      67.70     (72.10)    (18.51)     (3.39)
                                           --------   --------   --------   --------   --------
Less Distributions:
  From net investment income.............     (5.66)     (4.60)     (4.00)     (3.78)     (3.76)
  From realized gains....................      0.00       0.00       0.00       0.00       0.00
                                           --------   --------   --------   --------   --------
       Total distributions...............     (5.66)     (4.60)     (4.00)     (3.78)     (3.76)
                                           --------   --------   --------   --------   --------
Net Asset Value, End of Year.............  $ 333.18   $ 327.39   $ 264.29   $ 340.39   $ 362.68
                                           ========   ========   ========   ========   ========
Total Return.............................      3.56%     25.78%    (21.25)%    (5.05)%    (0.92)%
                                           ========   ========   ========   ========   ========
Ratios/Supplemental Data:
  Net Assets, End of Year (000's)........  $298,159   $299,583   $267,987   $360,055   $398,580
  Ratios to average net assets:
    Operating expenses...................      0.42%      0.43%      0.41%      0.39%      0.38%
    Net investment income................      1.75%      1.57%      1.31%      1.12%      0.96%
  Portfolio Turnover Rate................      0.47%      1.18%      0.98%      0.00%      1.77%

                See Accompanying Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS

(A) ORGANIZATION

     Chestnut Street Exchange Fund (the "Fund"), a California Limited Partnership, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management company. The Fund's investment objective is to seek long-term growth of capital and, secondarily, current income. Effective January 1, 1998, the Fund changed its status for tax purposes from a partnership to a regulated investment company. The change resulted from the enactment of the "Publicly Traded Partnership" rules to the Internal Revenue Code in 1987, which first applied to the Fund after 1997.

(B) SIGNIFICANT ACCOUNTING PRINCIPLES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

          SECURITY VALUATIONS

        Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

          SECURITIES TRANSACTIONS AND INVESTMENT INCOME

        Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales and redemptions in kind are computed on the basis of specific identification for both financial reporting and income tax purposes. For securities exchanged into the Fund at the Fund's inception in 1976, the cost for financial reporting purposes is the value of those securities as used in the Exchange. The cost, for income tax purposes, of securities exchanged into the Fund is the tax basis of the individual investor. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

          DISTRIBUTIONS

        Distributions from net investment income are paid quarterly and recorded on the ex-dividend date. Distributions of capital gains, if any, are paid annually and recorded on the ex-dividend date.

          FEDERAL INCOME TAXES

        The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income which is distributed to shareholders. The Fund may elect not to distribute long-term capital gains to shareholders, but retain these gains and pay the income tax at the applicable corporate income tax rate. If the Fund elects to pay the tax on long-term capital gains, on the last day of the year the tax is paid, the partners are entitled to a proportionate credit for the tax payment and the tax basis of their shares is increased by the amount of undistributed gains less the tax paid by the Fund. At December 31, 2004, the Fund had a capital loss carryforward of $6,214,861, of which $2,288,260 expires December 31, 2010, $3,705,400 expires December 31, 2011 and $221,201 expires December 31, 2012. Therefore, no provision for federal income taxes is recorded in the financial statements.

(C) INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     PNC Bank and BlackRock Institutional Management Corporation ("BIMC"), a majority-owned subsidiary of PNC Bank, are co-investment advisers to the Fund pursuant to an Advisory Agreement dated January 1, 1998. In June 1998, PNC Bank and BIMC restructured their operations and BlackRock Financial Management, Inc. ("BFM"), a majority-owned subsidiary of PNC Bank, assumed the rights and obligations of PNC Bank under the Advisory Agreement. The Fund pays BIMC an investment advisory fee for advisory, accounting and administrative services of BIMC and BFM.

     The Advisory Agreement provides for a fee at the annual rate of 4/10ths of 1% of the first $100,000,000 of the Fund's average daily net assets plus 3/10ths of 1% of net assets exceeding $100,000,000.

     PFPC Inc., an affiliate of PNC Bank, serves as the Fund's transfer and dividend disbursing agent. As compensation for these services, PFPC Inc. is entitled to a fee equal to $12,500 per year plus related out-of-pocket expense.

     PFPC Trust Company, a subsidiary of PFPC Inc, serves as the Fund's custodian. As compensation for its services as custodian, PFPC Trust Company is entitled to a fee computed at an annual rate of .0065% of the Fund's average gross assets plus additional fees based on the number and type of transactions.

     The managing general partners each receive a fixed fee as compensation for their services. In addition, the President, Treasurer and Chief Compliance Officer receives additional payments for overseeing the Fund's activities, including compliance with federal securities laws, and reimbursements of related expenses. Total payments to or for the managing general partners amounted to $85,200.

     Legal fees amounting to $79,000 were paid to Drinker, Biddle & Reath LLP. Mr. Malloy, Secretary of the Fund, is a partner of that firm.

(D) INVESTMENT TRANSACTIONS

     Purchases and sales of investment securities (excluding short-term obligations) were $4,409,074 and $1,342,769, respectively, for the year ended December 31, 2004.

(E) NET ASSETS

     At December 31, 2004, net assets consisted of:

        Undistributed net investment income.........................  $      6,208
        Accumulated net realized losses on securities...............    (6,214,861)
        Net unrealized appreciation of investments (book basis).....   256,139,300
        Other capital -- paid-in or reinvested......................    48,228,826
                                                                      ------------
                                                                      $298,159,473
                                                                      ============

(F) DISTRIBUTIONS TO SHAREHOLDERS

     Net investment income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The primary difference applicable to the Fund's distributions is the requirement to pass through 40% of its aggregate expenses to the partners of the Fund. This is required because the Fund has fewer than 500 partners and does not continuously offer shares. The partners treat this pass-through of expenses as a distribution of net investment income and a corresponding miscellaneous itemized deduction of investment expense.

     The tax character of distributions paid during 2004 and 2003 was as follows:

                                                                         2004         2003
                                                                      ----------   ----------
        Ordinary income.............................................  $5,595,098   $4,807,208
        Investment expense..........................................    (492,029)    (476,487)
                                                                      ----------   ----------
                                                                      $5,103,069   $4,330,721
                                                                      ==========   ==========

(G) TAX MATTERS

     At December 31, 2004, the components of distributable earnings on a tax basis were as follows:

        Undistributed ordinary income (before tax allocation
          described above)..........................................  $      6,208
        Capital loss carryover......................................    (6,214,861)
        Net unrealized appreciation of investments..................   261,243,370
                                                                      ------------
                                                                      $255,034,717
                                                                      ============

     The cost of investments for federal income tax purposes at December 31, 2004 was $38,672,613. The unrealized appreciation (an excess of value over cost) was $261,243,370. The difference between book basis and tax basis of investments is attributable to the use of the individual partners' tax basis for those securities contributed to the Fund at its inception, as required by law.

     On December 31, 2004 undistributed net realized gains (losses) on securities was decreased by $6,669,877 and additional paid in capital was increased by $6,669,877 due to permanent differing book and tax treatment of realized gains and losses. Net assets of the Fund were unaffected by this change.

               REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners
Chestnut Street Exchange Fund

We have audited the accompanying statement of net assets of Chestnut Street Exchange Fund (the "Fund"), as of December 31, 2004, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 2002 were audited by other auditors whose report dated February 14, 2003 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Chestnut Street Exchange Fund as of December 31, 2004, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Briggs, Bunting & Dougherty, LLP

Philadelphia, Pennsylvania
January 26, 2005

ADDITIONAL INFORMATION

CHANGE OF INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP ("PwC"), the independent auditors to Chestnut Street Exchange Fund (the "Registrant"), have been retained as an internal audit supporting service provider by The PNC Financial Services Group, Inc. ("PNC"), an affiliate of the Registrant's investment adviser and certain other of its service providers. In order to provide certain contemplated services to PNC and its affiliates in the future, which would cause PwC to no longer be independent with respect to the Registrant, PwC informed the Registrant on September 8, 2003 that it would decline to stand to serve as Independent auditors to the Registrant as of October 29, 2003.

PwC's reports on the Registrant's financial statements for the fiscal year ended December 31, 2002 contained no adverse opinion or disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant's fiscal year ended December 31, 2002, (I) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the Registrant's financial statements for such years, and (ii) there were no "reportable events" of the kind described in item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended.

On December 18, 2003, the Registrant by action of its Managing General Partners upon the recommendation of its Audit Committee engaged Briggs Bunting & Dougherty LLP as the independent auditors to audit the Registrant's financial statements for the fiscal year ending December 31, 2003. During the Registrant's fiscal year ended December 31, 2002, neither the Registrant, its portfolio nor anyone on their behalf has consulted Briggs Bunting & Dougherty LLP on items which (I) concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements or (ii) concerned the subject or a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a)(1)(v) of said Item 304).
------------------------------

The above information is required to be included in our Annual Report to Partners for two years following a change of independent auditors in December 2003.

OTHER MATTERS

A description of the Fund's Proxy Voting Policies and Procedures as well as information regarding the voting of proxies relating to portfolio securities for the most recent 12-month period ended June 30, 2004, are available upon request and without charge by calling (800) 852-4750 or by visiting the Securities and Exchange Commission's ("SEC's") website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov. The Fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling
(800) SEC-0330.

                      INFORMATION ON THE MANAGING GENERAL
                       PARTNERS AND OFFICERS OF THE FUND

The list below provides certain information about the identity and business experience of the Managing General Partners and officers of the Fund. The Fund's Statement of Additional information includes additional information about the Fund's Managing General Partners, which may be obtained from the Fund free of charge by calling 1-800-852-4750.

TERM OF OFFICE: The Fund's partnership agreement provides that each Managing General Partner holds officer until the earliest of (a) the election of his successor; or (b) the date a Managing General Partner dies, resigns, becomes insane, is adjudicated a bankrupt or is removed by a majority of the partners. The officers of the Fund are elected by the Managing General Partners and each officer holds office for one year or until he or she shall resign or be removed or until his or her successor is elected and qualified.

                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                POSITION                                             IN FUND            OTHER(2)
                                WITH THE                  PRINCIPAL                 COMPLEX(1)       DIRECTORSHIPS
                                FUND AND             OCCUPATIONS DURING            OVERSEEN BY          HELD BY
                                LENGTH OF             PAST 5 YEARS AND               MANAGING           MANAGING
NAME, ADDRESS AND AGE          TIME SERVED          CURRENT AFFILIATIONS         GENERAL PARTNERS   GENERAL PARTNER
---------------------        ---------------  ---------------------------------  ----------------   ---------------
INTERESTED MANAGING GENERAL
PARTNERS
Richard C. Caldwell          Managing         Advisory Director, PNC Florida,            1                None
3601 Ocean Drive             General Partner  FSB; Advisory Director in
Vero Beach, FL 32963         since 1997       Philadelphia and Southern New
Age: 60                                       Jersey region for PNC Bank;
                                              Consultant for PNC Florida;
                                              Chairman, Florida Advisory
                                              Council; formerly, President and
                                              Chief Executive Officer, PNC Bank
                                              FSB from May 1998 until July
                                              1999; Director, JLC, Inc. since
                                              February 1996 (investment holding
                                              company); Director, DR Inc. since
                                              April 1994 (investment holding
                                              company).
Edward J. Roach*             Managing         Certified Public Accountant; Vice          1                None
400 Bellevue Parkway         General Partner  Chairman of the Board, Fox Chase
Wilmington, DE 19809         since 2000,      Cancer Center; President and
Age: 80                      Chief            Treasurer of 1 other investment
                             Compliance       company advised by BIMC;
                             Officer since    Director, The Bradford Funds,
                             2004, President  Inc. until 2000.
                             since 2002,
                             Treasurer since
                             1981

                                                                                    NUMBER OF
                                                                                    PORTFOLIOS
                                POSITION                                             IN FUND            OTHER(2)
                                WITH THE                  PRINCIPAL                 COMPLEX(1)       DIRECTORSHIPS
                                FUND AND             OCCUPATIONS DURING            OVERSEEN BY          HELD BY
                                LENGTH OF             PAST 5 YEARS AND               MANAGING           MANAGING
NAME, ADDRESS AND AGE          TIME SERVED          CURRENT AFFILIATIONS         GENERAL PARTNERS   GENERAL PARTNER
---------------------        ---------------  ---------------------------------  ----------------   ---------------
DISINTERESTED MANAGING
GENERAL PARTNERS
Robert R. Fortune            Managing         Financial Consultant; Member of            1                None
2920 Ritter Lane             General Partner  the Financial Executives
Allentown, PA 18104          since 1976,      Institute and American Institute
Age: 88                      Chairman since   of Certified Public Accountants.
                             1994
Langhorne B. Smith           Managing         Retired. President and Director,           1                None
7036 Goshen Road             General Partner  The Sandridge Corporation
Newtown Square, PA 19073     since 1997       (private investment company);
Age: 68                                       Director, Claneil Enterprises,
                                              Inc. (private investment company)
David R. Wilmerding, Jr.     Managing         Chairman, Wilmerding & Associates         44                None
One Tower Bridge             General Partner  (investment advisers) since
100 Front Street             since 1976       February 1989; Director, Beaver
Suite 1430                                    Management Corporation; Director,
West Conshohocken, PA 19428                   Mutual Fire Marine & Inland
Age: 69                                       Insurance Co., Inc; Director,
                                              People First, Inc. (unitary
                                              savings and loan holding
                                              company).
OFFICER
Michael P. Malloy            Secretary since  Secretary of the Chestnut Street         N/A                 N/A
Drinker Biddle & Reath LLP   2001             Exchange Fund; Partner in the law
One Logan Square                              firm of Drinker Biddle & Reath
Philadelphia, PA 19103                        LLP.
Age: 45

 * Messrs. Caldwell and Roach are "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940 ("1940 Act"). Mr. Caldwell owns stock of an affiliate of the adviser and Mr. Roach is an employee of the Fund.

(1) A Fund Complex means two or more investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other investment companies. David R. Wilmerding, Jr. also serves as a Trustee of the BlackRock Funds.

(2) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., "public companies") or other investment companies registered under the 1940 Act.

---------------------------------------------------
---------------------------------------------------
                           MANAGING GENERAL PARTNERS

                              Richard C. Caldwell
                               Robert R. Fortune
                                Edward J. Roach
                               Langhorne B. Smith
                            David R. Wilmerding, Jr.

                              INVESTMENT ADVISERS

                      BlackRock Financial Management, Inc.
                                      and
                            BlackRock Institutional
                             Management Corporation
                              100 Bellevue Parkway
                           Wilmington, Delaware 19809

                                 TRANSFER AGENT

                                   PFPC Inc.
                                 P.O. Box 8950
                           Wilmington, Delaware 19899
                                 (800) 852-4750
---------------------------------------------------
---------------------------------------------------
---------------------------------------------------
---------------------------------------------------

                      [CHESTNUT STREET EXCHANGE FUND LOGO]

                                 ANNUAL REPORT
                               DECEMBER 31, 2004

                            CHESTNUT STREET EXCHANGE
                                      FUND

                              400 Bellevue Parkway
                           Wilmington, Delaware 19809
                                 (302) 792-2555
                     Edward J. Roach, President & Treasurer
---------------------------------------------------
---------------------------------------------------

ITEM 2. CODE OF ETHICS.

      (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

      (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

      (f)   The registrants Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of managing general partners has determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its audit committee. Langhorne B. Smith is the "audit committee financial expert" and is "independent" (as each item is defined in Item 3 of Form N-CSR).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Audit Fees

      (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $17,500 for 2003 and $20,400 for 2004.

Audit-Related Fees

      (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2003 and $0 for 2004.

Tax Fees

      (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2003 and $0 for 2004.

All Other Fees

      (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2003 and $0 for 2004.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      The Audit Committee does not have pre-approved policies and procedures. Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before the accountant is engaged by the Registrant.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                  (b) Not applicable.

                  (c) Not applicable.

                  (d) Not applicable.

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2003 and $0 for 2004.

      (h)   Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not yet applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
            under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

      (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

      (a)(2)  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
              Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3)  Not applicable.


      (b)     Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
              Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)                  Chestnut Street Exchange Fund
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ Edward J. Roach
                         -------------------------------------------------------
                           Edward J. Roach, President & Treasurer
                           (principal executive officer & principal financial officer)

Date        March 7, 2005
    --------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Edward J. Roach
                         -------------------------------------------------------
                           Edward J. Roach, President & Treasurer
                           (principal executive officer & principal financial officer)

Date        March 7, 2005
    ----------------------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.